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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) February 2, 2005

                             ALIGN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-32259                                94-3267295
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       (Commission File Number)             (IRS Employer Identification No.)

   881 Martin Avenue, Santa Clara, California              95050
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    (Address of Principal Executive Offices)             (Zip Code)

                                 (408) 470-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

        On February 2, 2005, Align Technology, Inc. issued a press release which is attached as Exhibit 99.1 and is incorporated herein by reference

ITEM  9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)      EXHIBITS.

  Exhibit No.                          Description
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    99.1        Press Release of Align Technology, Inc. dated February 2, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2005                      ALIGN TECHNOLOGY, INC.

                                             By: /s/ Eldon M. Bullington
                                                 ------------------------------
                                                  Eldon M. Bullington
                                                  Vice President of Finance and
                                                  Chief Financial Officer

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                                INDEX TO EXHIBITS

  Exhibit No.                          Description
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     99.1       Press Release of Align Technology, Inc. dated February 2, 2005